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                                                                   EXHIBIT 10.38

                          SECOND ADDENDUM TO AGREEMENT

         THIS ADDENDUM is made this 31st day of January, 1999 by and between INTERNATIONAL TELECOMMUNICATION DATA SYSTEMS, INC. ("ITDS"), a Delaware corporation with principal offices at 225 High Ridge Road, Stamford, Connecticut 06905, and HIGHWAY MASTER CORPORATION, a Delaware corporation with principal offices at 1155 Kas Drive, Richardson, Texas 75081 ("Customer").

         WHEREAS, the parties have entered into a Software License Agreement, dated April 30, 1996 which was amended by an Addendum to Agreement dated October 20, 1998(collectively, the "Agreement"), and

         WHEREAS, ITDS and Customer desire to amend the terms of the Agreement by incorporating service levels and providing Customer a cancellation provision.

         In consideration of the promises and the mutual covenants and agreements hereinafter set forth, ITDS and Customer agree as follows:

         1. Schedule F attached hereto entitled "Service Level Matrix" is hereby incorporated into the Agreement.

         2. Schedule G attached hereto is hereby incorporated into the Agreement.

         3. Schedule H attached hereto entitled "Examples of Comprehensive JobR Specifications" is hereby incorporated into the Agreement.

         4. Schedule I attached hereto entitled "Computer Output Systems Performance Table" is hereby incorporated into the Agreement.

         5. Schedule J attached hereto is hereby incorporated into the Agreement.

         6. Schedule K attached hereto is hereby incorporated into the Agreement.

         Except as expressly and specifically modified by the terms of this Second Addendum, the parties hereby ratify and confirm all of the terms and conditions of the Agreement. This Second Addendum to the Agreement shall also be considered to be legally binding and incorporated into the above referenced Agreement when executed by all parties.

                  IN WITNESS WHEREOF, the parties have executed this Agreement:



INTERNATIONAL TELECOMMUNICATION               HIGHWAY MASTER CORPORATION
DATA SYSTEMS, INC.

By: (x) Peter P. Bassermann                   By (x) Jana Bell
   -------------------------------------        --------------------------------
Peter P. Bassermann                           Name: Jana Bell
President                                          -----------------------------
Date: 2-4-99                                  Title: President & CEO
     -----------------                              ----------------------------
                                              Date: 2/2/99
                                                   -----------------------------




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                                   SCHEDULE F
                              SERVICE LEVEL MATRIX

ITDS' performance in each of the service levels will be reported in the monthly Report Card.

  [Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

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                                  SCHEDULE "G"

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]



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                                   SCHEDULE H

                  EXAMPLES OF COMPREHENSIVE JOBR SPECIFICATIONS


To Be Provided


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                                   SCHEDULE I

                    COMPUTER OUTPUT SYSTEMS PERFORMANCE TABLE



[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

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                                   SCHEDULE J

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]


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                                   SCHEDULE K

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]